UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2014 (May 7, 2014)

CEELOX INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	000-53597	26-1319217
(State or other jurisdiction of	(Commission File Number)	(I.R.S.Employer
incorporation or organization)		Identification Number)

10801 Mastin, Suite 920, Bldg # 8
Overland Park, Kansas 66210
(Address of principal executive offices, Zip code)

(913) 884-3705
 (Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)).

This Form 8-K and other reports filed by Ceelox, Inc., a Nevada corporation (the "Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant's management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant's industry, the Registrant's operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant's Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

Rothstein Kass & Company, P.C. ("Rothstein Kass"), the independent certified public accountants who had been engaged by Ceelox, Inc. (the "Company") as the principal accountant to audit the Company's consolidated financial statements, informed the Company that it was going through a transaction and in connection therewith would be required to resign immediately as the Company's auditor. The reports by Rothstein Kass on the financial statements of the Company during the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent period up to May 7, 2014, the Company did not have any disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein Kass, would have caused them to make reference to the subject matter of the disagreements in connection with their reports. In addition, no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K have occurred.

The Company has requested Rothstein Kass to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter from Rothstein Kass, dated May 7, 2014, is filed as Exhibit 16.1 to this Form 8-K.

On May 5, 2014, the Company's Board of Directors approved the engagement of Spectra Financial Services, LLC ("Spectra") as the Company's new principal independent certified public accountants to audit the Company's consolidated financial statements for the year ended December 31, 2013.

Prior to engaging Spectra, the Company had not consulted Spectra regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter from Rothstein Kass & Company, P.C. regarding change in certifying accountant, dated May 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEELOX, INC.

Date: May 7, 2014	By: /s/ Mark Grannell

Name: Mark Grannell
Title: Chief Executive Officer